Exhibit 99.16

Entity 64

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

TGF Unique Limited

Annual report and financial statements

Registered number 03920217

Year ended 31 March 2022

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Directors’ report

The directors present their directors’ report and financial statements for the year ended 31 March 2022.

Principal activities

The principal activity of the Company is that of air cargo, courier and forwarding agent.

Political contributions

The company made no political contributions during the year (2021: £nil).

Results and dividends

The results of the Company for the period are in the profit and loss account on page 7. There was a profit before taxation for the year of £1,426,000 (2021: £697,000) which will be transferred to reserves. The directors have proposed a dividend in the financial year 2022 of £775,500 (2021: £139,000). At 31 March 2022 the Company has net cash funds of £1,910,000 (2021: £1,981,000).

Use of financial instruments

The Company seeks to manage financial risk by ensuring sufficient liquidity is available to meet foreseeable needs and to invest any cash assets safely and profitably.

Currency risk

The Company is exposed to transaction and translation foreign exchange risk. In relation to translation risk the proportion of assets held in the foreign currency are matched to an appropriate level of borrowings in the same currency.

Credit Risk

The Company’s credit risk is driven by trade receivables. Receivables are monitored closely and provision taken for accounts where the recoverability of cash is considered at risk. The Company has no significant concentration of credit risk as the trade receivables are spread across a large number of customers. If a significant number of customers failed to repay outstanding trade receivables balances this would adversely impact the financial position of the Company.

Future Development

The focus for the business for the next financial year is growth from existing and new customers, customer retention, improving utilisation of our operating base and product, and focus on cost efficiency. Competition in the industry is significant, and the business will focus in area in which it has a strategic advantage, including customised solutions and value added service.

Directors

The directors who held office during the year and up to the date of this report were as follows:

R Lee
FCW Ha
PMB Lee
S Reed	-	Resigned 14 November 2022
PM Larsen
MP Wede	-	Resigned 22 June 2021
A Berkshire	-	Appointed 28 June 2021

Disclosure of information to auditor

The directors who held office at the date of approval of this directors’ report confirm that, so far as they are each aware, there is no relevant audit information of which the Company’s auditor’s are unaware; and each director has taken all the steps that he ought to have taken as a director to make himself aware of any relevant audit information and to establish that the Company’s auditor’s are aware of that information.

Auditor

Pursuant to Section 487 of the Companies Act 2006, the auditor will be deemed to be reappointed and KPMG LLP will therefore continue in office.

By order of the board

Francis Ha	672 Spur Road
Director	North Feltham Trading Estate
23 November 2022	Feltham, Middlesex
TW14 0SL

1

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Statement of directors’ responsibilities in respect of the Annual Report and the financial statements

The directors are responsible for preparing the Annual Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law they have elected to prepare the financial statements in accordance with UK accounting standards and applicable law (UK Generally Accepted Accounting Practice), including FRS 101 Reduced Disclosure Framework.

Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the Company and of the profit or loss of the Company for that period. In preparing these financial statements, the directors are required to:

●	select suitable accounting policies and then apply them consistently;

●	make judgements and estimates that are reasonable and prudent;

●	state whether applicable UK accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

●	assess the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern; and

●	use the going concern basis of accounting unless they either intend to liquidate the Company or to cease operations or have no realistic alternative but to do so.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the Company’s transactions and disclose with reasonable accuracy at any time the financial position of the Company and enable them to ensure that the financial statements comply with the Companies Act 2006. They are responsible for such internal control as they determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, and have general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the Company and to prevent and detect fraud and other irregularities.

2

Independent Auditor’s report to the members of TGF Unique Limited

Opinion

We have audited the financial statements of TGF Unique Limited (“the Company”) for the year ended 31 March 2022 which comprise the profit and loss account and other comprehensive income, the balance sheet, Statement of Changes in Equity and related notes, including the accounting policies in note 1.

In our opinion the financial statements:

●	give a true and fair view of the state of the Company’s affairs as at 31 March 2022 and of the profit for the year then ended;

●	have been properly prepared in accordance with UK accounting standards, including FRS 101 Reduced Disclosure Framework; and

●	have been prepared in accordance with the requirements of the Companies Act 2006.

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (UK) (“ISAs (UK)”) and applicable law. Our responsibilities are described below. We have fulfilled our ethical responsibilities under, and are independent of the Company in accordance with, UK ethical requirements including the FRC Ethical Standard. We believe that the audit evidence we have obtained is a sufficient and appropriate basis for our opinion.

Going concern

The directors have prepared the financial statements on the going concern basis as they do not intend to liquidate the Company or to cease its operations, and as they have concluded that the Company’s financial position means that this is realistic. They have also concluded that there are no material uncertainties that could have cast significant doubt over its ability to continue as a going concern for at least a year from the date of approval of the financial statements (“the going concern period”).

In our evaluation of the directors’ conclusions, we considered the inherent risks to the Company’s business model and analysed how those risks might affect the Company’s financial resources or ability to continue operations over the going concern period.

Our conclusions based on this work:

●	we consider that the directors’ use of the going concern basis of accounting in the preparation of the financial statements is appropriate;

●	we have not identified, and concur with the directors’ assessment that there is not, a material uncertainty related to events or conditions that, individually or collectively, may cast significant doubt on the Company’s ability to continue as a going concern for the going concern period.

However, as we cannot predict all future events or conditions and as subsequent events may result in outcomes that are inconsistent with judgements that were reasonable at the time they were made, the above conclusions are not a guarantee that the Company will continue in operation.

3

Independent Auditor’s report to the members of TGF Unique Limited (Continued)

Fraud and breaches of laws and regulations - ability to detect

Identifying and responding to risks of material misstatement due to fraud

To identify risks of material misstatement due to fraud (“fraud risks”) we assessed events or conditions that could indicate an incentive or pressure to commit fraud or provide an opportunity to commit fraud. Our risk assessment procedures included:

●	Enquiring of directors as to the Company’s high-level policies and procedures to prevent and detect fraud, as well as whether they have knowledge of any actual, suspected or alleged fraud.

●	Reading Board minutes.

●	Using analytical procedures to identify any unusual or unexpected relationships.

We communicated identified fraud risks throughout the audit team and remained alert to any indications of fraud throughout the audit.

As required by auditing standards, we perform procedures to address the risk of management override of controls and the risk of fraudulent revenue recognition, in particular the risk that export and import revenue is recorded in the wrong period and the risk that management may be in a position to make inappropriate accounting entries.

We did not identify any additional fraud risks.

We performed procedures including identifying journal entries to test based on risk criteria and comparing the identified entries to supporting documentation. These included those posted to seldom accounts for sales, those posted to unusual or unrelated accounts for sales, those posted with unexpected cash pairing and journal entries containing specific words in the description.

Identifying and responding to risks of material misstatement related to compliance with laws and regulations

We identified areas of laws and regulations that could reasonably be expected to have a material effect on the financial statements from our general commercial and sector experience, through discussion with the directors (as required by auditing standards) and other management and discussed with the directors and other management the policies and procedures regarding compliance with laws and regulations.

We communicated identified laws and regulations throughout our team and remained alert to any indications of non-compliance throughout the audit.

The potential effect of these laws and regulations on the financial statements varies considerably.

The Company is subject to laws and regulations that directly affect the financial statements including financial reporting legislation (including related companies legislation), distributable profits legislation and taxation legislation and we assessed the extent of compliance with these laws and regulations as part of our procedures on the related financial statement items.

Whilst the Company is subject to many other laws, we did not identify any others where the consequences of non-compliance could have a material effect on amounts or disclosures in the financial statements. Auditing standards limit the required audit procedures to identify non-compliance with these laws and regulations to enquiry of the directors and other management and inspection of regulatory and legal correspondence, if any. Therefore, if a breach of operational regulations is not disclosed to us or evident from relevant correspondence, an audit will not detect that breach.

4

Independent Auditor’s report to the members of TGF Unique Limited (Continued)

Fraud and breaches of laws and regulations - ability to detect (Continued)

Context of the ability of the audit to detect fraud or breaches of law or regulation

Owing to the inherent limitations of an audit, there is an unavoidable risk that we may not have detected some material misstatements in the financial statements, even though we have properly planned and performed our audit in accordance with auditing standards. For example, the further removed non-compliance with laws and regulations is from the events and transactions reflected in the financial statements, the less likely the inherently limited procedures required by auditing standards would identify it.

In addition, as with any audit, there remained a higher risk of non-detection of fraud, as these may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal controls. Our audit procedures are designed to detect material misstatement. We are not responsible for preventing non-compliance or fraud and cannot be expected to detect non-compliance with all laws and regulations.

Directors’ report

The directors are responsible for the Directors’ report. Our opinion on the financial statements does not cover that report and we do not express an audit opinion thereon.

Our responsibility is to read the Directors’ report and, in doing so, consider whether, based on our financial statements audit work, the information therein is materially misstated or inconsistent with the financial statements or our audit knowledge. Based solely on that work:

●	we have not identified material misstatements in the Directors’ report;

●	in our opinion the information given in that report for the financial year is consistent with the financial statements; and

●	in our opinion that report has been prepared in accordance with the Companies Act 2006.

Matters on which we are required to report by exception

Under the Companies Act 2006 we are required to report to you if, in our opinion:

●	adequate accounting records have not been kept, or returns adequate for our audit have not been received from branches not visited by us; or

●	the financial statements are not in agreement with the accounting records and returns; or

●	certain disclosures of directors’ remuneration specified by law are not made; or

●	we have not received all the information and explanations we require for our audit.

●	the directors were not entitled to take advantage of the small companies exemption from the requirement to prepare a strategic report.

We have nothing to report in these respects.

5

Independent Auditor’s report to the members of TGF Unique Limited (Continued)

Directors’ responsibilities

As explained more fully in their statement set out on page 2, the directors are responsible for: the preparation of the financial statements and for being satisfied that they give a true and fair view; such internal control as they determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error; assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern; and using the going concern basis of accounting unless they either intend to liquidate the Company or to cease operations, or have no realistic alternative but to do so.

Auditor’s responsibilities

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue our opinion in an auditor’s report. Reasonable assurance is a high level of assurance, but does not guarantee that an audit conducted in accordance with ISAs (UK) will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of the financial statements.

A fuller description of our responsibilities is provided on the FRC’s website at www.frc.org.uk/auditorsresponsibilities.

The purpose of our audit work and to whom we owe our responsibilities

This report is made solely to the Company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the Company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Company and the Company’s members, as a body, for our audit work, for this report, or for the opinions we have formed.

/s/ Terri Coughlan

(Senior Statutory Auditor)

for and on behalf of KPMG LLP, Statutory Auditor

Chartered Accountants

2 Forbury Place

33 Forbury Road

Reading, Berkshire

RG1 3AD

Date: 23 November 2022

A copy of the audit report is filed and available at the Company’s House.

6

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Profit and Loss Account and Other Comprehensive Income

for the year ended 31 March 2022

	Note	31 March 2022	31 March 2021
		£000	£000
Turnover	2	18,643	10,520
Cost of Sales		(16,131)	(9,083)

Gross Profit		2,512	1,437
Administrative Expenses	3 - 5	(1,086)	(740)

Profit before taxation		1,426	697
Tax on profit	6	(270)	(66)

Profit for the year		1,156	631

There was no other comprehensive income in either year.

The notes on pages 10 to 17 form part of these financial statements.

7

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Balance Sheet

at 31 March 2022

	Note	2022	2022	2021	2021
		£000	£000	£000	£000
Fixed assets	12		3		-
Tangible assets

Current Assets Debtors	7	4,034		2,681
Cash at bank and in hand		1,910		1,981
		5,944		4,662

Creditors: amounts falling due within one year	8	(3,835)		(2,930)

Net current assets			2,109		1,732

Net Assets			2,112		1,732

Capital and reserves
Called up share capital	9		200		200
Profit and loss account			1,912		1,532
Total shareholders’ fund - equity interests			2,112		1,732

The notes on pages 10 to 17 form part of these financial statements.

These financial statements were approved by the board of directors on 23 November 2022 and were signed on its behalf by:

Francis Ha

Director

8

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Statement of Changes in Equity for the year ended 31st March 2022

	Called up Share Capital	Profit and loss account	Total
	£000	£000	£000
Balance at 31 March 2020	200	1,040	1,240
Profit for the year	-	631	631
Total comprehensive income for the year	-	631	631
Dividends	-	(139)	(139)
Balance at 31 March 2021	200	1,532	1,732
Profit for the year	-	1,156	1,156
Total comprehensive income for the year	-	1,156	1,156
Dividends	-	(776)	(776)
Balance at 31 March 2022	200	1,912	2,112

The notes on pages 10 to 17 form part of these financial statements.

9

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Notes

(forming part of the financial statements)

1 Accounting policies

TGF Unique Limited (the “Company”) is a private company incorporated, domiciled and registered in England in the UK. The registered number is 03920217 and the registered address is 672 Spur Road, North Feltham Trading Estate, Feltham, England, TW14 0SL.

These financial statements were prepared in accordance with Financial Reporting Standard 101 Reduced Disclosure Framework (“FRS 101”).

In preparing these financial statements, the Company applies the recognition, measurement and disclosure requirements of International Financial Reporting Standards as adopted by the UK (“Adopted IFRSs”), but makes amendments where necessary in order to comply with Companies Act 2006 and has set out below where advantage of the FRS 101 disclosure exemptions has been taken.

The Company’s ultimate parent undertaking, Japan Post Holdings Co., Ltd., a company incorporated in Japan, includes the Company in its consolidated financial statements. The consolidated financial statements of Japan Post Holdings Co are prepared in accordance with Japanese GAAP which is recognised as equivalent to IFRS. The financial statements are available to the public and may be obtained from Japan Post Holdings Co., Ltd., 1-3-2 Kasumigaseki, Chiyoda-ku, Tokyo 100-8798.

In these financial statements, the company has applied the exemptions available under FRS 101 in respect of the following disclosures:

●	A cashflow statement and related notes;
●	Comparative period reconciliations for share capital, tangible fixed assets, and intangible assets;
●	Disclosures in respect of transactions with wholly owned subsidiaries;
●	Disclosures in respect of capital management;
●	The effects of new but not yet effective IFRSs;
●	Disclosures in respect of the compensation of Key Management Personnel;

As the consolidated financial statements of Japan Post Holdings Co., Ltd. include the equivalent disclosures, the Company has also taken the exemptions under FRS 101 available in respect of the following disclosures:

●	Certain disclosures required by IFRS 13 Fair Value Measurement and the disclosures required by IFRS 7 Financial Instrument Disclosures.

The accounting policies set out below have, unless otherwise stated, been applied consistently to all periods presented in these financial statements.

10

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Notes (continued)

1 Accounting policies

The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the financial statements.

1.1 Measure convention

The financial statements are prepared on the historical cost basis

1.2 Basis of preparation

The directors have a reasonable expectation that the company adequate resources to continue in operational existence for the foreseeable future. Accordingly, they continue to adopt the going concern basis in preparing the annual report and accounts.

The financial statements have been prepared on the going concern basis, with net current assets of £2,109,000 and a cash balance of £1,910,000 as at 31 March 2022, which the directors believe to be appropriate for the following reasons.

The directors have prepared cash flow forecasts for the period up to March 2024 in order to assess going concern which indicate that, taking account of reasonably possible downsides, the company will have sufficient funds to meet its liabilities as they fall due during the going concern assessment period.

There are no plans to fundamentally change the nature of the entity or cease its operations as part of the Toll group of companies. There are no plans to liquidate this entity within the next 12 months and therefore have prepared the financial statements on a going concern basis.

Consequently, the directors are confident that the company will have sufficient funds to continue to meet its liabilities as they fall due for at least 12 months from the date of approval of the financial statements and therefore have prepared the financial statements on a going concern basis.

1.3 Foreign currency

Transactions in foreign currencies are translated to the Company’s functional currencies at the foreign exchange rate ruling at the date of transaction. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are retranslated to the functional currency at the foreign exchange rate ruling at that date. Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction.

1.4 Taxation

Tax on the profit or loss for the year comprises current and deferred tax. Tax is recognised in the profit and loss account except to the extent that it relates to items recognised directly in equity or other comprehensive income, in which case it is recognised directly in equity or other comprehensive income.

Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the balance sheet date, and any adjustment to tax payable in respect of previous years.

Deferred tax is provided on temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amount of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantively enacted at the balance sheet date.

1.5 Classification of financial instruments issued by the Company

Following the adoption of IAS 32, financial instruments issued by the Company are treated as equity only to the extent that they meet the following two conditions:

(a) they include no contractual obligations upon the company to deliver cash or other financial assets or to exchange financial assets or financial liabilities with another party under conditions that are potentially unfavourable to the company; and (b) where the instrument will or may be settled in the company’s own equity instruments, it is either a non-derivative that includes no obligation to deliver a variable number of the company’s own equity instruments or is a derivative that will be settled by the company’s exchanging a fixed amount of cash or other financial assets for a fixed number of its own equity instruments.

To the extent that this definition is not met, the proceeds of issue are classified as a financial liability. Where the instrument so classified takes the legal form of the company’s own shares, the amounts presented in these financial statements for called up share capital and share premium account exclude amounts in relation to those shares.

11

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Notes (continued)

1.6 Non-derivative financial instruments

Non-derivative financial instruments comprise investment in equity, trade and other debtors, cash and cash equivalents, and trade and other creditors.

Trade and other debtors

Trade and other debtors are recognised initially at fair value. Subsequent to initial recognition they are measured at amortised cost using the effective interest method, less any impairment losses.

Trade and other creditors

Trade and other creditors are recognised initially at fair value. Subsequent to initial recognition they are measured at amortised cost using the effective interest method.

1.7 Employee benefits

Defined contribution plans

A defined contribution plan is a post-employment benefit plan under which the company pays fixed contributions into a separate entity and will have no legal or constructive obligation to pay further amounts. Obligations for contributions to defined contribution pension plans are recognised as an expense in the profit and loss account in the periods during which services are rendered by employees.

1.8 Accounting estimates and judgements

There are no judgements made by the directors, in the application of these accounting policies that have significant effect on the financial statements or estimates with a significant risk of material adjustment in the next year.

1.9 Tangible fixed assets

Items of property, plant and equipment are measured at cost less accumulated depreciation and accumulated impairment losses. Where parts of an item of tangible fixed assets have different useful lives, they are accounted for as separate items of tangible fixed assets.

Depreciation is charged to the profit and loss account on a straight-line basis over the estimated useful lives of each part of an item of tangible fixed assets. Land is not depreciated. The estimated useful lives are as follows:

●	computer equipment 3-4 years

1.10 Expected Credit Loss

IFRS 9 replaced the ‘incurred loss’ model in IAS 39 with an ‘expected credit loss’ (ECL) model. This requires considerable judgement about how changes in economic factors affect ECLs, which are determined on a probability-weighted basis. A provision for expected credit loss is formed based on historic client delinquencies which the management adjust for based on changes in the macro economic environment, operational reasons and client portfolio.

1.11 Turnover

The principal operation of the Company is the provision of a freight forwarding service, the turnover of which is all generated from the UK.

Revenue is recognised as follows:

●	Date of departure for export shipments and consolidated jobs.
●	Arrive date for import shipments and consolidated jobs, including domestic.
●	Where international freight is part of an import shipment, this will be recognised at departure.

Revenue shall be recognised when or as performance obligations are satisfied by transferring control of a promised service to the customer. Control either transfers over time or at a point in time.

12

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Notes (continued)

2 Turnover

	31 March	31 March
	2022	2021
	£000	£000
Provision of services	18,643	10,520
Sales by geographic market:
United Kingdom	18,643	10,520

3 Expenses and auditor’s remuneration

Profit before tax is stated after charging:

	31 March	31 March
	2022	2021
	£000	£000
Foreign exchange losses / (gain) (net)	35	(31)
Audit of these financial statements	16	10

4 Remuneration of directors

	31 March 2022	31 March 2021
	£000	£000
Director’s remuneration	189	147
Company contributions to money purchase pension plans	5	4

Retirement benefits are accruing to 1 (2021: 1) directors under defined contribution pension schemes.

The aggregate of remuneration and amounts receivable under long term incentive schemes of the highest paid director was £189,000 (2021: £147,000) and company pension contributions of £5,000 (2021: £4,000) were made to a money purchase scheme on his behalf.

5 Staff numbers and costs

The average number of persons employed by the company (including directors) during the year, analysed by category, was as follows:

	Number of employees
	31 March 2022	31 March 2021

Administration staff	10	10

The aggregate payroll costs of these persons were as follows:

	31 March 2022	31 March 2021
	£000	£000

Wages and salaries	859	615
Social security costs	64	50
Other Pension costs (see note 10)	25	21
	948	686

13

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Notes (continued)

6 Taxation

Recognised in the profit and loss account	31 March	31 March
	2022	2021
	£000	£000
UK corporation tax
Current tax on income for the year	270	66
Total current tax credit	270	66

The current tax charge for the year is lower (2021: lower) than the standard rate of corporation tax in the UK (19%, 2021: 19%). The differences are explained below.

Reconciliation of effective tax rate	31 March	31 March
	2022	2021
	£000	£000
Profit for the year	1,156	631
Total tax expense	270	66
Profit before tax	1,426	697
Tax at 19% (2021: 19%) on profit on ordinary activities before tax Effects of:	271	132
Income not taxable	(1)	-
Expenses not deductible for tax purposes	-	-
Consortium relief claimed	-	(66)
Total tax expense	270	66

Factors that may affect future current and total tax charges

The standard rate of tax applied to reported profit on ordinary activities is 19% (2020: 19%). The March 2021 Budget announced an increase in corporation tax rate to 25% from 1 April 2023 which was substantively enacted on 24 May 2021.

7 Debtors

	31 March 2022	31 March 2021
	£000	£000
Trade Debtors	3,336	2,487
Amounts falling due from other related parties (see note 13)	24	51
Other debtors	204	22
VAT receivable	-	5
Prepayments and accrued income	470	116
	4,034	2,681

14

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Notes (continued)

8 Creditors: amounts falling due within one year

	31 March 2022	31 March 2021
	£000	£000
Trade creditors	252	371
Amounts due to group undertakings (see note 13)	633	572
Amounts due to other related parties (see note 13)	1,351	827
VAT payable	10	1
Corporation tax	50	1
Accruals and deferred income	1,539	1,158
	3,835	2,930

Amounts due to group undertakings are interest free, unsecured and repayable on demand.

9 Called upon share capital

	31 March 2022	31 March 2021
Allotted, called up and fully paid	£000	£000
200,000 ordinary shares of £1 each	200	200

10 Employee Benefits

Defined contribution plans

During the year to 31 March 2022 the Company operated a defined contribution pension scheme. This scheme covers the majority of the employees. The pension cost of £25,000 (2021: £21,000) in respect of the defined contribution pension scheme represents the contributions payable to the pension scheme in respect of the accounting year.

11 Ultimate parent company and parent undertaking of larger group of which the company is a member

The company is a subsidiary of Toll Global Forwarding Group (UK) Limited. The directors consider the ultimate parent undertaking to be Japan Post Holdings Co., Ltd., a public company incorporated in Japan and listed in the Tokyo Stock Exchange.

The smallest group for which financial statements are prepared, and of which the Company is a member of is Toll Global Forwarding Limited and consolidated financial statements can be obtained from Toll Global Forwarding Limited, 30/F. Tower Two, Enterprise Square Five, 38 Wang Chiu Road, Kowloon Bay, Kowloon Hong Kong.

The largest group for which financial statements are prepared, and of which the Company is a member of is Japan Post Holdings Co., Ltd. and consolidated financial statements can be obtained from Japan Post Holdings Co., Ltd., 1-3-2 Kasumigaseki, Chiyoda-ku, Tokyo 100-8798.

15

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Notes (continued)

12 Tangible fixed assets

Computer
Equipment
£000
Cost
At beginning of year	-
Additions	4
Disposals	-
Transfers	-
At end of year	4
Depreciation
At beginning of year	-
Charge for year	(1)
Disposals	-
At end of year	(1)
Net book value
At 31 March 2022	3
At 31 March 2021	-

16

TGF Unique Limited

Registered number 03920217

Annual report and financial statements

31 March 2022

Notes (continued)

13 Related parties

Related party transactions during the year comprised sales and purchase of services with Other Group companies for use of relevant networks to deliver customer contracts. There were also an amount owed by the Company to Toll Global Forwarding Group (UK) Limited for other operational services (custom duties and port charges).

	Receivables	Creditors	Receivables	Creditors
	outstanding	outstanding	outstanding	outstanding
	31 March 2022	31 March 2022	31 March 2021	31 March 2021
	£000	£000	£000	£000
Shenzhen Unique Logistics Int’L Ltd	10	420	1	302
Uli (South China) Limited	-	372	-	197
Uli International Co Ltd	-	5	-	15
Uli North And East China Co Ltd	-	12	-	30
Unique Freight Solutions (Thailand) Co Ltd	-	3	-	7
Unique Logistics International Philippines Inc	0	-	-	1
Unique Logistics International (Hk) Ltd.	8	248	29	103
Unique Logistics International (Nyc) Llc	-	177	12	111
Unique Logistics International (Nyc), Llc	2	-	3	-
Unique Logistics International Llc	-	0	0	-
Unique Logistics International(Nyc)	-	0	0	0
Unique Logistics International(Xiamen) Ltd.	-	59	-	24
Unique Logistics Intl	-	1	-	1
Unique Logistics Intl (Atl) Llc	0	-	0	-
Unique Logistics Intl (Bos)	1	0	3	-
Unique Logistics Intl (India) Pvt	-	2	-	2
Unique Logistics Intl (India) Pvt Ltd	-	2	-	-
Unique Logistics Intl (South China) Ltd	-	49	2	29
Unique Logistics Intl(India)Pvt Ltd	0	-	-	-
Unique Logistics Korea Co. Ltd.	3	-	-	5
Pt. Unique Logistics International Indonesia	-	-	-	1
Unique Logistics International (India) Private Ltd	-	-	-	12
Unique Logistics International (India) Pvt Limited	-	-	3	-
	24	1,351	51	827

Toll Global Forwarding Group UK Transactions	Receivables	Creditors	Receivables	Creditors
	outstanding	outstanding	outstanding	outstanding
	31 March 2022	31 March 2022	31 March 2021	31 March 2021
	£000	£000	£000	£000
Toll Global Forwarding Group UK Limited	-	633	-	572
	-	633	-	572

14 Commitments

The company did not enter into a contract to purchase property, plant and equipment during the year ended 31 March 2022.

15 Contingencies

The company have not granted any guarantees for any beneficiary.

17